Exhibit 99.8

                                                                  EXECUTION COPY
                                                                  --------------

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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor


                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                 AS TRUSTEE FOR GSAA HOME EQUITY TRUST 2006-4,
                                  as Assignee


                                      and


                     COUNTRYWIDE HOME LOANS SERVICING LP,
                                  as Servicer


                            and as acknowledged by

                            WELLS FARGO BANK, N.A.,
                              as Master Servicer


                                  Dated as of

                                 March 2, 2006






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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


          ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated March 2, 2006 (this "Agreement"), among GS Mortgage Securities Corp. ("Assignor" or "Depositor"), Deutsche Bank National Trust Company, not in its individual capacity but solely as trustee (the "Trustee") on behalf of GSAA Home Equity Trust 2006-4 ("Assignee"), Countrywide Home Loans Servicing LP (the "Servicer") and as acknowledged by Wells Fargo Bank, N.A., as master servicer (the "Master Servicer").

          For and in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1.   Assignment, Assumption and Conveyance.

          The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans"), (b) the Representations and Warranties Agreement, dated as of March 2, 2006, between Goldman Sachs Mortgage Company and the Assignor (the "Representations and Warranties Agreement") and (d) solely insofar as it relates to the Mortgage Loans, that certain Flow Servicing Agreement, dated as of May 1, 2005 (the "Servicing Agreement"), by and between Goldman Sachs Mortgage Company as predecessor to the Assignor (in such capacity, the "Owner") and the Servicer. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Master Servicing and Trust Agreement, dated as of February 1, 2006 (the "Trust Agreement"), among the Depositor, Deutsche Bank National Trust Company, as trustee, Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), U.S. Bank National Association, Deutsche Bank National Trust Company and JPMorgan Chase Bank, National Association, each as a custodian.

          The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof, (iii) the rights and obligations of the Owner under the following sections of the Servicing Agreement: Section 6.01(b) (relating to the Owner's right to terminate the Servicer), Section 4.09 (relating to the Owner's right to receive information from the Servicer) and Sections 13.13(i) and 13.15 (relating the Owner's obligation to execute certain confidentiality agreements) or (iv) any rights of the Assignor under the Commitment Letter, dated as of March

2, 2006 (the "Commitment Letter") between the Owner and the Company, which rights shall survive the execution and delivery of this Agreement.

          The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than the obligations set forth in clauses (ii) and (iii) of the preceding paragraph.

          The parties hereto agree that, notwithstanding anything to the contrary contained in the Commitment Letter, with respect to the Mortgage Loans being serviced under the Servicing Agreement the Servicing Fee Rate for the Mortgage Loans shall be the rate set forth on the Mortgage Loan Schedule.

          2.   Recognition of the Assignee.

          The Servicer hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Trust Agreement, (ii) the Servicer shall look solely to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the applicable Purchase Agreement pursuant to which the Owner purchased the related Mortgage Loans from the related Seller and the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 6.03 of the related Purchase Agreement, and shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article 10 of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) prior to the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code). Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the


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Servicer's performance under the Servicing Agreement with respect to the
Mortgage Loans without the prior written consent of the Master Servicer.

          3. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

          (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor, the Servicer or Countrywide other than those contained in the Servicing Agreement, the Sale Agreement or this Assignment Agreement.

          (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement and Sale Agreement.

          (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          4.   Representations and Warranties of the Assignor.

          The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

          (a) The Assignor is the sole owner of record and holder of the Mortgage Loans and the indebtedness evidenced by each Mortgage Note. The Mortgage Loans are not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loans to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loans;

          (b) The Assignor has not waived the performance by any Mortgagor of any action, if such Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Servicer waived any default resulting from any action or inaction by such Mortgagor;



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          (c) With respect to the Mortgage Loans, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the Mortgage Loans, including, without limitation, any provisions related to Prepayment Premiums, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations; and

          (d) With respect to the Mortgage Loans, none of the Mortgage Loans are (a) subject to the Home Ownership and Equity Protection Act of 1994 or (b) classified as "high cost," "threshold," "covered" or "predatory" loans under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

          5. Remedies for Breach of Representations and Warranties of the Assignor.

          The Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in
Section 4 hereof or in Section 1 of the Representations and Warranties Agreement that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within sixty (60) days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in Section 2 of the Representations and Warranties Agreement.

          6. Continuing Effect. Except as contemplated hereby, the Servicing Agreement and Sale Agreement shall remain in full force and effect in accordance with their respective terms.

          7. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

          (a)          in the case of the Servicer,

                       Countrywide Home Loans Servicing LP
                       400 Countrywide Way
                       Simi Valley, CA 93065
                       Attention:  Investor Accounting

                       With a copy to:
                       Countrywide Home Loans Servicing LP
                       4500 Park Granada


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                       Calabasas, CA  91302
                       Attention:  General Counsel

or such other address as may hereafter be furnished by the Servicer;

          (b)          in the case of the Master Servicer,

                       Wells Fargo Bank, N.A.
                       P.O. Box 98
                       Columbia, Maryland 21046
                       Attention: GSAA 2006-4

                       Or in the case of overnight deliveries:
                       Wells Fargo Bank, N.A.
                       9062 Old Annapolis Road,
                       Columbia, Maryland 21045
                       Attention: GSAA 2006-4

or such address as may hereafter be furnished by the Master Servicer;

          (c)          in the case of the Assignee,

                       Deutsche Bank National Trust Company
                       1761 East St. Andrew Place,
                       Santa Ana, California 92705-4934
                       Attention: Trust Administration GS0604
                       Tel.: (714) 247-6000

or such other address as may hereafter be furnished by the Assignee; and

          (d)          in the case of the Assignor,

                       GS Mortgage Securities Corp.
                       85 Broad Street
                       New York, New York 10004
                       Attention:  Chris Gething
                       Tel.: (212) 902-1434
                       Fax:  (212) 256-5107

or such address as may hereafter be furnished by the Assignor.

          8. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

          9. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.



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

          10. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Deutsche Bank National Trust Company, not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-4, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank National Trust Company is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-4, (iii) nothing herein contained shall be construed as creating any liability for Deutsche Bank National Trust Company, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank National Trust Company be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-4, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-4 under this Agreement, the Trust Agreement or any related document.

          11. Miscellaneous.

          (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf). Any entity into which the Assignor or Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, or Assignee, respectively, hereunder.

          (d) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Purchase Agreements and the Servicing Agreement.

          (e) In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreements or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.







                           [SIGNATURE PAGE FOLLOWS]




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          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.



                                      GS MORTGAGE SECURITIES CORP.

                                      By /s/ Michelle Gill
                                         -----------------
                                          Name:  Michelle Gill
                                          Title:  Vice President



                                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                      not in its individual capacity
                                      but solely as Trustee



                                      By: /s/ Hang Luu
                                          ------------
                                          Name: Hang Luu
                                          Title:  Authorized Signer




                                      COUNTRYWIDE HOME LOANS SERVICING LP,
                                      a Texas limited partnership

                                      By: COUNTRYWIDE GP, INC., general partner



                                      By:    /s/ Thomas P. Lin
                                             -----------------
                                      Name:  Thomas P. Lin
                                      Title: Senior Vice President

Acknowledged and Agreed:

WELLS FARGO BANK, N.A.,
as Master Servicer



By: /s/ Sandy Whalen
    ----------------
    Name: Sandy Whalen
    Title: Vice President


                        Conduit/Countrywide Step 2 AAR

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                                   EXHIBIT A
                            Mortgage Loan Schedule

   [On File with the Securities Administrator as provided by the Depositor]




                                     A-1